THE ADVISORS' INNER CIRCLE FUND III
                                 (THE "TRUST")

            FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND (THE "FUND")

                       SUPPLEMENT DATED NOVEMBER 4, 2016
                TO THE FUND'S SUMMARY PROSPECTUS AND PROSPECTUS,
            EACH DATED MARCH 1, 2016, AS SUPPLEMENTED JULY 12, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS AND PROSPECTUS.

I. On September 1, 2016, Fiera Capital Inc. ("Fiera") replaced Fiera Capital Management Company LLC ("Fiera Capital Management") as the investment adviser of the Fund in connection with Fiera's acquisition of a majority of the assets of Larch Lane Advisors LLC ("Larch Lane") and Larch Lane's investment team joining Fiera. Fiera Capital Management was previously known as Rothschild Larch Lane Management Company LLC ("RLL") and was a joint venture between Rothschild Asset Management Inc. ("Rothschild") and Larch Lane, until Fiera purchased the interests of Rothschild in RLL on July 11, 2016. Fiera currently serves as investment adviser to the Fund pursuant to an interim advisory agreement. At a special meeting of shareholders scheduled for December 5, 2016, shareholders will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiera (the "Fiera Advisory Agreement"), which would replace the interim advisory agreement. A proxy statement describing the Fiera Advisory Agreement and Fiera will be distributed to investors on or about November 4, 2016.

THE FOREGOING IS NOT A SOLICITATION OF ANY PROXY. PLEASE READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING FIERA AND THE FIERA ADVISORY AGREEMENT. THE PROXY STATEMENT IS AVAILABLE FOR FREE ON THE SEC'S WEBSITE (WWW.SEC.GOV).

Accordingly, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

     1. IN THE "INVESTMENT ADVISER AND PORTFOLIO MANAGERS" SECTION ON PAGE 10 OF THE SUMMARY PROSPECTUS AND ON PAGE 7 OF THE PROSPECTUS, THE DISCLOSURE RELATING TO FIERA CAPITAL MANAGEMENT AND MESSRS. DOYLE, JURISH, AND KORCHINSKI IS HEREBY DELETED AND REPLACED WITH THE
          FOLLOWING:

FIERA CAPITAL INC.

Geoffrey B. Doyle, Senior Vice President, Director of Research, Alternative Strategies of the Adviser, has managed the Fund since its inception in 2014.

Mark A. Jurish, Executive Vice President, Head of Hedge Fund Investing and Seeding Strategies of the Adviser, has managed the Fund since its inception in 2014.

Charles Korchinski, Vice President, Director of Liquid Alternative Strategies of the Adviser, has managed the Fund since its inception in 2014.

     2. THE FIRST AND FIFTH PARAGRAPHS OF THE "INVESTMENT ADVISER AND PORTFOLIO MANAGERS" SECTION BEGINNING ON PAGE 14 OF THE PROSPECTUS ARE HEREBY DELETED AND REPLACED WITH THE FOLLOWING, RESPECTIVELY:

Fiera Capital Inc. ("Fiera"), located at 375 Park Avenue, 8th Floor, New York, New York 10152, serves as investment adviser to the Fund. As of August 31, 2016, Fiera had approximately $18.2 billion in assets under management.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Annual Report to Shareholders dated October 31, 2016, which will cover the period from November 1, 2015 to October 31, 2016.

     3. THE DISCLOSURE RELATING TO MESSRS. DOYLE, JURISH, AND KORCHINSKI IN THE "INVESTMENT ADVISER AND PORTFOLIO MANAGERS" SECTION BEGINNING ON PAGE 14 OF THE PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE
          FOLLOWING:

Geoffrey B. Doyle, Senior Vice President, Director of Research, Alternative Strategies, joined the Adviser when the Adviser acquired a majority of the assets of Larch Lane Advisors LLC ("Larch Lane") in 2016. Mr. Doyle was the Director of Research and a Partner of Larch Lane and served as a member of Larch Lane's investment committee. Mr. Doyle joined Larch Lane in July 2010, and he served as a Portfolio Manager for Larch Lane from July 2010 until August 2013. Mr. Doyle was previously Director of Research and Head of Portfolio Management at Auda Advisor Associates LLC ("Auda"), an alternative asset management firm. Subsequent to Auda, Mr. Doyle was Head of Research at Safra Asset Management. Mr. Doyle also worked in the debt capital markets group of UBS in New York and London, heading origination for European Yankee bonds. Mr. Doyle received his AB from Harvard College and his MBA from Columbia Business School.

Mark A. Jurish, Executive Vice President, Head of Hedge Fund Investing and Seeding Strategies , joined the Adviser when the Adviser acquired a majority of the assets of Larch Lane in 2016. Mr. Jurish was the CEO/CIO and a Partner of Larch Lane, which he founded in December 1999, and served as the Chief Executive Officer and a member of Larch Lane's investment committee. Prior to forming Larch Lane in 1999, Mr. Jurish was Managing Director at Paloma Partners ("Paloma"), a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. His duties included the creation and management of the fund that formed the basis for Larch Lane's flagship fund -- Larch Lane Absolute Return. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher and Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young), an international accounting and consulting firm. Previously, he served as an Independent Trustee of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr.

Jurish received his BA from State University of New York at Albany and his MBA in Finance from the New York University Leonard Stern School of Business.

Charles Korchinski Vice President, Director of Liquid Alternative Strategies, joined the Adviser when the Adviser acquired a majority of the assets of Larch Lane in 2016. Mr. Korchinski was Director of Liquid Strategies and a Partner of Larch Lane and served as a member of Larch Lane's investment committee. He had been with Larch Lane since 2008 and had been a Partner since 2013. Prior to joining Larch Lane, he worked in Institutional Business Development for 2100 Capital/Larch Lane. Previously, Mr. Korchinski worked within the Analytics and Trading Groups at Bridgewater Associates ("Bridgewater"). At Bridgewater, he focused on portfolio structuring and asset allocation for the firm's institutional client base. Mr. Korchinski also was a Product Manager and Consultant at Factset Research Systems, focused on model development and portfolio analytics. Mr. Korchinski holds a BS Degree in Business from Loyola University in Maryland.

     4. THE DISCLOSURE RELATING TO FIERA CAPITAL MANAGEMENT UNDER THE "INVESTMENT ADVISER" HEADING ON THE BACK COVER OF THE PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

Fiera Capital Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

     5. ALL OTHER REFERENCES TO "FIERA CAPITAL MANAGEMENT COMPANY LLC" IN THE SUMMARY PROSPECTUS AND PROSPECTUS ARE HEREBY DELETED AND REPLACED WITH "FIERA CAPITAL INC."

     6. ALL REFERENCES TO THE FUND'S WEBSITE ARE HEREBY DELETED AND REPLACED WITH "HTTP://WWW.FIERAUSA.COM/INVESTMENT-STRATEGIES/ALTERNATIVES/
          LIQUID-ALTERNATIVES/ALTSFUND/."

II. Effective November 1, 2016, Acadian Asset Management LLC ("Acadian") serves as a sub-adviser to the Fund, and Winton Capital US LLC ("Winton") no longer serves as a sub-adviser to the Fund. Accordingly, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

     1. THE ROW RELATING TO WINTON IN THE TABLE IN THE FUND'S "PRINCIPAL INVESTMENT STRATEGIES" SECTION ON PAGE 5 OF THE SUMMARY PROSPECTUS AND ON PAGE 3 OF THE PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE
          FOLLOWING:

--------------------------------------------------------------------------------
SUB-ADVISER                                      INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Acadian Asset Management LLC                     Equity Trading (Long/Short)
--------------------------------------------------------------------------------

     2. THE DISCLOSURE RELATING TO WINTON IN THE "SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION ON PAGE 11 OF THE SUMMARY PROSPECTUS AND ON PAGE 7 OF THE PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

ACADIAN ASSET MANAGEMENT LLC ("ACADIAN")

Alexandre Voitenok, SVP and Director of Long/Short Strategies of Acadian, has managed the portion of the assets of the Fund allocated to Acadian since 2016.

     3. THE SECOND PARAGRAPH IN THE "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION BEGINNING ON PAGE 17 OF THE PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

A discussion regarding the basis of the Board's approval of the investment sub-advisory agreement between the Adviser and Karya is available in the Fund's Annual Report to Shareholders dated October 31, 2014, which covers the period from the Fund's inception to October 31, 2014.

A discussion regarding the basis of the Board's approval of the investment sub-advisory agreement between the Adviser and Acadian will be available in the Fund's Annual Report to Shareholders dated October 31, 2016, which will cover the period from November 1, 2015 to October 31, 2016.

     4. THE DISCLOSURE RELATING TO WINTON IN THE "INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS" SECTION ON PAGE 18 OF THE PROSPECTUS IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

ACADIAN ASSET MANAGEMENT LLC, located at 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the Fund's assets. As of August 31, 2016, Acadian had approximately $72.9 billion in assets under management.

PORTFOLIO MANAGER:

          Alexandre Voitenok, SVP and Director of Long/Short Strategies, joined Acadian in 2012. His primary focus is to oversee Acadian's long/short equity products. Previously, Alex was a senior portfolio manager at Gartmore Investment Management in London and Boston from 2004 to 2012, where he focused on long/short funds while co-managing a global active book of business of $3 billion. Alex was also the product architect behind Gartmore's next generation of quantitative models. Prior to Gartmore, Alex was a quantitative developer, working for Putnam Investments through a contract with Keane Canada. He obtained a Master of Science in Software Engineering from the Minsk Radio Engineering Institute.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 RLL-SK-005-0100

                      THE ADVISORS' INNER CIRCLE FUND III
                                 (THE "TRUST")

            FIERA CAPITAL DIVERSIFIED ALTERNATIVES FUND (THE "FUND")

                       SUPPLEMENT DATED NOVEMBER 4, 2016
           TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ("SAI"),
    DATED MARCH 1, 2016, AS SUPPLEMENTED JULY 12, 2016 AND SEPTEMBER 2, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

I. On September 1, 2016, Fiera Capital Inc. ("Fiera") replaced Fiera Capital Management Company LLC ("Fiera Capital Management") as the investment adviser of the Fund in connection with Fiera's acquisition of a majority of the assets of Larch Lane Advisors LLC ("Larch Lane") and Larch Lane's investment team joining Fiera. Fiera Capital Management was previously known as Rothschild Larch Lane Management Company LLC ("RLL") and was a joint venture between Rothschild Asset Management Inc. ("Rothschild") and Larch Lane, until Fiera purchased the interests of Rothschild in RLL on July 11, 2016. Fiera currently serves as investment adviser to the Fund pursuant to an interim advisory agreement. At a special meeting of shareholders scheduled for December 5, 2016, shareholders will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiera (the "Fiera Advisory Agreement"), which would replace the interim advisory agreement. A proxy statement describing the Fiera Advisory Agreement and Fiera will be distributed to investors on or about November 4, 2016.

THE FOREGOING IS NOT A SOLICITATION OF ANY PROXY. PLEASE READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING FIERA AND THE FIERA ADVISORY AGREEMENT. THE PROXY STATEMENT IS AVAILABLE FOR FREE ON THE SEC'S WEBSITE (WWW.SEC.GOV).

Accordingly, the SAI is hereby amended and supplemented as follows:

     1. THE REFERENCE TO "FIERA CAPITAL MANAGEMENT COMPANY LLC" ON THE COVER OF THE SAI IS HEREBY DELETED AND REPLACED WITH "FIERA CAPITAL INC."

     2. THE FIRST PARAGRAPH OF "THE ADVISER AND SUB-ADVISERS- THE ADVISER" SECTION ON PAGE S-32 OF THE SAI IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

GENERAL. Fiera Capital Inc. ("Fiera" or the "Adviser"), a Delaware corporation founded in 1972, is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation, a publicly traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN). Fiera is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera US Holding Inc. is located at 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera Capital Corporation is located at 1501, avenue McGill College, bureau 800, Montreal (Quebec),

Canada H3A 3M8. As of August 31, 2016, Fiera had approximately $18.2 billion in assets under management.

     3. THE THIRD PARAGRAPH IN "THE ADVISER AND SUB-ADVISERS- ADVISORY FEES PAID TO THE ADVISER AND THE SUB-ADVISERS" SECTION BEGINNING ON PAGE S-33 OF THE SAI IS HEREBY DELETED AND REPLACED WITH:

Prior to September 1, 2016, Fiera Capital Management, LLC ("FCM") (formerly, Rothschild Larch Lane Management Company LLC) served as investment adviser to the Fund. For the fiscal years ended October 31, 2014 and 2015, the following advisory fees were paid to FCM and the sub-advisers:

     4. ALL REFERENCES TO THE "ADVISER" IN THE CHART ON PAGE S-34 OF THE SAI IN "THE ADVISER AND SUB-ADVISERS- ADVISORY FEES PAID TO THE ADVISER AND THE SUB-ADVISERS" SECTION ARE HEREBY DELETED AND REPLACED WITH "FCM."

     5. THE DISCLOSURE RELATING TO THE ADVISER IN "THE PORTFOLIO MANAGERS" SECTION BEGINNING ON PAGE S-34 OF THE SAI IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

COMPENSATION. Compensation for Messrs. Doyle and Korchinski is a combination of a fixed salary and a bonus. Messrs. Doyle and Korchinski will be eligible to participate in the annual bonus plan beginning in 2017, any payments related to which would be made in March 2018. Currently, Mr. Jurish's compensation is based on a fixed salary, but he is eligible to participate in a revenue sharing plan in the future. The bonus paid to eligible portfolio managers for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Global Hedge Fund Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid (in future years) to the eligible portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401(k) plans that enable them to direct a percentage of their pre-tax salary and bonus (matched up to 4% by the Adviser) into a tax-qualified retirement plan and may also be eligible to participate in revenue-sharing plans with the Adviser.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Fund is required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

--------------------------------------------------------------------------------
NAME                                     DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
FIERA CAPITAL INC.
--------------------------------------------------------------------------------
Geoffrey B. Doyle                              $50,001-$100,000
--------------------------------------------------------------------------------
Mark A. Jurish                                $100,001-$500,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME                                     DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
Charles Korchinski                            $10,001-$50,000
--------------------------------------------------------------------------------

(1)  Valuation date is August 31, 2016.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2016.

-----------------------------------------------------------------------------------------------------------
                               REGISTERED                  OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES            OTHER ACCOUNTS
                       ------------------------------------------------------------------------------------

                       NUMBER OF                    NUMBER OF     TOTAL ASSETS    NUMBER OF
       NAME            ACCOUNTS     TOTAL ASSETS    ACCOUNTS      (IN MILLIONS)   ACCOUNTS     TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------
Geoffrey B. Doyle         0             $0           10(1)             $428           0            $0
-----------------------------------------------------------------------------------------------------------
Mark A. Jurish            0             $0           10(1)             $428           0            $0
-----------------------------------------------------------------------------------------------------------
Charles
Korchinski                0             $0             0                 $0           0            $0
-----------------------------------------------------------------------------------------------------------

(1) Includes 2 accounts with assets under management of $201 million that are subject to performance-based advisory fees.

CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of the Adviser's portfolio managers' management of the Fund and other accounts managed by the portfolio managers ("Other Accounts"), which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser's policy to manage each account based on its investment objectives and related restrictions and the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Adviser's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its structure, investment objectives and related restrictions.

     6. EXHIBIT A IN APPENDIX B OF THE SAI IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

                      PROXY VOTING POLICIES AND PROCEDURES

        Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

A. THEMATIC EQUITY STRATEGY

     Fiera Capital Inc. (the "Firm") votes or acts in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. The Thematic Equity Proxy Coordinator is responsible for the execution of this policy with respect to the Thematic Equity Strategy. With respect to any Registered Fund, the Firm applies this Policy and Procedures only to the extent it is required to exercise proxy voting authority (and authority for class actions) for the Registered Fund pursuant to the Registered Fund Agreement and only to the extent these Policy and Procedures are consistent with the Firm's obligations under the Registered Fund Agreement.

     a.   PROCEDURES

          i.   GENERAL PROCEDURES

     In light of the Firm's fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Broadridge Financial Solutions, Inc. ("BROADRIDGE"). Broadridge is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. The Firm's general guidelines are contained in Attachment A.

          ii.  RESTRICTED VOTING PROCEDURES

     At times, neither the Firm nor Broadridge will be allowed to vote proxies on behalf of clients when those clients have adopted a securities lending program. The Firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies.

In certain markets where share blocking occurs, shares must be "frozen" for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one (1) day to three (3) weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not. Broadridge sends periodic reports of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The Proxy Voting Coordinator will monitor these upcoming meetings, consult with the relevant investment committee members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, the Firm will process votes through Broadridge unless other action is required as detailed in this policy. The Proxy Voting Coordinator will periodically review Broadridge's procedures for handling the Firm's proxy voting.

          iii. CONFLICT ASSESSMENT PROCEDURES

     In the event that the Portfolio Manager responsible for determining the Firm's vote becomes aware of a material conflict of interest in connection with a proxy vote, the Compliance Team must be notified. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Portfolio Managers identify potential conflicts:

               o The Firm provides investment advice to a senior executive of an issuer. The Firm receives a proxy solicitation from that issuer or from a competitor of that issuer;

               o An issuer or some other third party offers the Firm or an employee compensation in exchange for voting a proxy in a particular way; and

               o An employee, or a member of an employee's household, has a personal or business relationship with an issuer. The Firm receives a proxy solicitation from that issuer.

        If the Firm detects a material conflict of interest in connection with a proxy solicitation, it will request that the relevant investment committee review any voting recommendation made by the Portfolio Manager while taking into account the conflict. In the event that the relevant investment committee is unable to mitigate the conflict, the Firm will vote based upon Broadridge's or an alternative third party service provider's recommendation.

          iv.  GENERAL CLASS ACTION PROCEDURES

     The Firm does not direct clients' participation in class action lawsuits; however, as part of its monitoring of client portfolios, the Firm will notify clients of class action lawsuits relevant to the clients' portfolio if the Firm becomes aware of the class action during the normal course of business in the event that the class action lawsuit had a reasonably likely chance of benefiting the client.

     b.   RECORDKEEPING

     The Firm must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

     c.   CLIENT REQUEST TO REVIEW PROXY VOTES

          i. Any request, whether written (including e-mail) or oral, received by any employee of the Firm, must be promptly reported to the Proxy Coordinator and the Compliance Team. All written requests must be retained in the permanent file.

          ii. The Compliance Team will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

          iii. In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Team will distribute to any client requesting proxy voting information the complete proxy voting record of the Firm for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.(1)

          iv. Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file.

          v. Clients are permitted to request the proxy voting record for the five (5) year period prior to their request.


     d. PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES. Upon receipt of a proxy, the Proxy Coordinator will copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

     NOTE: The Firm is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

     e.   PROXY VOTING RECORDS:

          i.   The Firm Proxy Voting Record.

          ii. Documents prepared or created by the Firm that were material to making a decision on how to vote, or that memorialized the basis for the decision.

          iii. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, a company's management discussions, etc. that were material in the basis for the decision.

     f. DISCLOSURE. The Firm will ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

B. APEX GROWTH EQUITY STRATEGY

----------
(1) For clients who have provided the Firm with specific direction on proxy voting, the Chief Executive Officer and/or such similarly titled individual will review the proxy voting record and permanent file in order to identify those proposals voted differently than how the Firm voted clients not providing direction.

     With respect to the Apex Growth Equity Strategy, the Firm has delegated to the Apex Growth Equity Proxy Coordinator the authority to execute all proxies, as designated to its proxy voting Service-Egan Jones, and vote in the clients' best interest. Generally, we will vote for managements' recommendations on recurring items. Specific situations may require unique responses that will be directed by the Chief Investment Officer or designee. Unless the parties otherwise agree in writing, the Firm shall have no obligation with respect to the voting of proxies.

     a.   GENERAL PROXY VOTING GUIDELINES

          The Firm has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its advisory clients, the Firm reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. The Firm may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the advisory clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Firm anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Firm devotes significant time and resources to monitor these changes.

     b.   APEX GROWTH EQUITY STRATEGY PROXY VOTING POLICIES AND PRINCIPLES

          The Firm's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Firm's organization, including portfolio management, and The Firm's officers. The following guidelines reflect what we believe to be good corporate governance and behavior:

          i. BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Firm supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Firm will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Firm will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Firm will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Firm evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Firm generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Firm will give careful review on a case-by-case basis of the potential ramifications of such implementation.

          ii. RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, The Firm will closely scrutinize the role and performance of auditors. On a case-by- case basis, The Firm will examine proposals relating to non-audit relationships and non-audit fees. The Firm will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

          iii. MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Firm believes that executive compensation should be directly linked to the performance of the company. The Firm evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Firm will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

               Severance compensation arrangements will be reviewed on a case-by-case basis, although the Firm will generally oppose "golden parachutes" that are considered excessive. The Firm will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

          iv. ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: The Firm generally opposes anti- takeover measures since they tend to reduce shareholder rights. The Firm generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. The Firm will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. We will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, we generally oppose any supermajority voting requirements as well as the payment of "greenmail." The Firm usually supports "fair price" provisions and confidential voting.

          v. CHANGES TO CAPITAL STRUCTURE: The Firm realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Firm will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Firm will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Firm will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Firm will review proposals seeking preemptive rights on a case-by-case basis.

          vi. MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Firm will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

          vii. SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, the Firm is primarily concerned about the financial interests of its advisory clients. The Firm will generally give management discretion with regard to social, environmental and ethical issues although the Firm may vote in favor of those issues that are believed to have significant economic benefits or implications.

         viii. Conflict of Interest: Each proxy ballot will be reviewed by the Firm to determine if a conflict exists. If it is determined that a conflict exists, the Firm will (choose one): () abstain from voting () vote with management () vote in accordance with its proxy voting service (Egan-Jones) recommendation.

               The firm provides clients with this notification by investment advisory contract.

C. FIXED INCOME STRATEGY

     a.   PROXY VOTING FOR SEPARATELY MANAGED ACCOUNTS

     Because investment management services for the fixed income strategy relate primarily to fixed income securities, the Firm generally exercises discretion to vote proxies for clients' securities only in limited circumstances involving non-routine issuer events. When it does vote proxies for the fixed income strategy, the Firm's proxy voting policy is to vote all client proxies in the client's best interest on a case-by-case basis, considering such facts as it deems material. The Firm's objective is to vote proxies, in its judgment, in a manner that is most likely to maximize the value of its clients' investments. The Fixed Income Proxy Coordinator oversees and manages the process by which the Firm votes proxies for the Fixed Income Strategy.

     A record of all proxy decisions and the rationale for voting in any situations that differ from the policy and are material will be retained and available for inspection by clients at any time in accordance with the procedures listed below.

     b. CONFLICTS OF INTEREST. The Firm must act as a fiduciary when voting proxies on behalf of its clients. In that regard, the Firm will seek to avoid possible conflict of interest in connection with proxy voting as follows:

     Where the Firm identifies a potential conflict of interest (such as if the Firm or an employee is affiliated or associated with the issuer or the Firm holds the issuer's securities on a proprietary basis), the Firm will initially determine whether such potential conflict is material. Where the Firm determines there is a potential for a material conflict of interest regarding a proxy, the Firm will take one or some of the following steps: (i) inform the client of the material conflict and the Firm's voting decision; (ii) discuss the proxy vote with the client; (iii) fully disclose the material facts regarding the conflict and seek the client's consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. The Firm will document the steps it took to evidence that the proxy vote or abstention was in the best interest of the client and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures.

     c. DISCLOSURE OF POLICIES AND PROCEDURES. The Firm will provide a summary of these policies and procedures in its Form ADV, Part 2A (or in a separate disclosure) to be furnished to clients. The Firm will further provide a copy of these policies and procedures to any client upon request. In addition, the Firm will inform its clients how they can obtain further proxy voting information about their own proxies.

     d. DISCLOSURE OF VOTING RECORD. Upon a request from a client, the Firm will furnish to such client its proxy voting record with respect to such client's securities.

     e. ERISA CONSIDERATIONS. ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the client's informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

     f.   PROCEDURES FOR THE FIXED INCOME STRATEGY

          i. RECEIPT OF PROXY MATERIALS. The Firm receives proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form with respect to any securities held in client accounts.

          ii. VOTING DECISIONS. The Portfolio Manager(s) has (have) responsibility for reviewing proxy materials and deciding how to vote on each issue or initiative for the securities he or she trades.

          iii. RECUSAL FROM VOTING. Any employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Compliance Team and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

          iv. RECORD OF VOTES CAST. Each year a member of each responsible portfolio management team creates a spreadsheet showing each security with respect to which votes were cast, the number of shares voted and how they were voted on each issue. The spreadsheet is maintained and updated to show such information for each proxy received throughout the year.

          v. CONFLICTS OF INTEREST. The Fixed Income Proxy Coordinator will conduct a review with the Compliance Team on an annual basis comparing the list of securities for which the Firm may vote proxies to the activities of the Firm's employees and principals, including personal holdings and board positions to ensure that no material conflicts of interest exist. In addition, The Fixed Income Proxy Coordinator will review holdings and information about clients with the portfolio managers to ensure that no material conflicts of interest exist. Finally, the Fixed Income Proxy Coordinator will report any instances of attempts to influence the proxy vote to the Compliance Team for further investigation, where necessary.

               These results of these periodic reviews will be maintained in a memorandum, email or other notes provided to the Compliance Team, at least annually or as conflicts arise.

          vi. CLIENT REQUESTS FOR VOTES. If a client requests that their proxies be voted in a specific way on a specific issue, the portfolio manager or a member of the portfolio management team will advise the client that it cannot accommodate the request.

          vii. CLIENT REQUESTS FOR VOTING RECORD. Clients may request information concerning how their proxies were voted. The portfolio manager or a member of the portfolio management team will notify the Compliance Team if he or she receives such request and will respond to such requests showing how client shares were voted on particular issues. The Compliance Team will maintain a copy of all such requests and responses.

     g.   CLASS ACTIONS

     As a fiduciary, the Firm always seeks to act in clients' best interests with good faith, loyalty, and due care. The Firm's standard advisory contract authorizes the Firm to direct client participation in class actions. The Director of Operations, or such similarly titled individual, will determine whether clients will (a) participate in a recovery achieved through class actions, or (b) opt out of the class action and separately pursue their own remedy. The Director of Operations, or such similarly titled individual, oversees the completion of Proof of Claim forms and any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies. The Director of Operations, or such similarly titled individual, will maintain documentation associated with clients' participation in class actions.

     The Firm generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

     h.   PROXY VOTING FOR REGISTERED FUND CLIENTS

     The Firm is required to vote proxies for investments in the Registered
     Funds.

     Designated individuals are assigned the duties of receiving and reviewing proxies.

     Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of investors. An assessment is made to determine the extent to which there may be a material conflict between the adviser's interests and those of the investors. If conflicts arise, the Firm will vote in accordance with its pre-determined policies.

     As part of recordkeeping the following documents are maintained: (a) a copy of the policies and procedures; (b) proxy statements received regarding Fund securities; (c) a record of each vote cast; (d) a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of Fund investors or that memorializes the basis for that decision; and (e) each written investor request for proxy voting records and the Firm's written response to any (written or oral) investor request for such records. These records are maintained for a period of five (5) years.

CATEGORIES OF ISSUES

It is the policy of the Firm to generally vote with management on routine matters affecting the future of the corporation. If we frequently disagree with management, we will generally sell the stock. Occasionally, however, when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk.

Following are examples of agenda items that the Firm generally APPROVES:

     o ELECTION OF DIRECTORS: Unless the Firm has reason to object to a given director, each director on management's slate is approved.

     o APPROVAL OF AUDITORS: the Firm generally defers to management in picking a CPA firm and votes for management's choice.

     o DIRECTORS' LIABILITY AND INDEMNIFICATION: Since this is a legitimate cost of doing business and important to attracting competent directors, the Firm generally approves.

     o UPDATING THE CORPORATE CHARTER: Management periodically asks shareholders to vote for housekeeping updates to its charter and the Firm generally approves.

     o INCREASE IN THE COMMON SHARE AUTHORIZATION: As long as the increase is reasonable, the Firm generally approves.

     o STOCK PURCHASE PLANS: The Firm believes that equity participation plans positively motivate management, directors and employees. Therefore, the Firm generally approves stock purchase plans unless we have reason to object.

     o STOCK OPTION PLANS AND STOCK PARTICIPATION PLANS: If in the Firm's judgment and provided that they are not excessive, these plans are generally approved since they motivate management to enhance shareholder value.

Following are examples of issues presented for shareholder vote that are generally OPPOSED because their approval is judged not to be in the best interest of the client.

     o ELIMINATION OF PRE-EMPTIVE RIGHTS: Pre-emptive rights have value to the stockholder. They can be sold outright or used to buy additional shares, usually at a significant discount to the stock's market price.

          To approve their elimination would mean giving away something of potential value to the client. Elimination of pre-emptive rights also potentially dilutes the shareholders' proportionate share of current holdings and diminishes shareholder rights or control over management. Therefore, the Firm generally opposes their elimination.

     o POISON PILLS: These are usually referred to as Shareholder Rights Plans and are used by management to prevent an unfriendly takeover. Generally, management asks the shareholders to approve a huge increase in authorized common shares often accompanied by the approval of a new issue of preferred stock, the terms of which can be set later by management at the onset of an uninvited bid for the company. The Firm generally opposes these and other devices utilized by corporate management to elude acquirers, raiders or other legitimate offers unless it views such devices as likely to increase shareholder value in the future and not just entrench management.

     o PROPOSALS TO ESTABLISH STAGGERED BOARDS: Since staggered election dates of board members impede hostile acquisitions and serve to entrench current management, they are not in the best interest of the shareholder and are generally opposed. It is the Firm's judgment that uninvited bids for the company's stock should not be discouraged. They are usually at a substantial premium over the existing market price, so they can be very profitable to the shareholder. It is better that management have a threat of an unwanted bid to give them the incentive to manage the company for the enhancement of shareholder value.

     o NEW CLASSES OF SHARES HAVING DIFFERENT VOTING RIGHTS: These are not in the clients' best interest because they are contrary to the principle of "one share one vote" and could dilute the current stockholders' control.

     o    SHAREHOLDERS PROPOSALS THAT OFFER NO SPECIFIC ECONOMIC BENEFIT TO THE
          CLIENT: When social issues are proposed by one or more shareholders, the Firm evaluates them to determine if their approval will be of economic benefit to the client or whether their adoption will result in additional cost to the company and/or impede its ability to do business. If the proposal offers no economic benefit, it is generally opposed.

D. FUND OF HEDGE FUNDS STRATEGY

With respect to the Fund of Hedge Funds strategy, the Firm generally provides investment advisory services to private hedge funds, and invests the assets of these private investment funds in underlying private fund vehicles ("UNDERLYING FUNDS"). The Firm generally has no occasion to vote proxies.

The Underlying Fund managers invest the Underlying Funds' assets in investments (including securities) pursuant to their particular investment strategy. The Underlying Fund managers may or may not be delegated the right to vote proxies on behalf of the Underlying Funds depending on terms of the applicable management agreement between the Underlying Fund and the Underlying Fund managers.

Any authority to vote proxies on behalf of the Underlying Funds related to securities invested in by the Underlying Fund resides with the Underlying Fund managers.

The Firm does not receive any proxies from issuers in which the Underlying Funds invests and has no responsibility to vote proxies.

From time to time, the Firm may be asked to vote on the amendment of the Underlying Funds' governing documents or provide investor consents to the Underlying Funds. In such instances, the request for such vote will go to the relevant investment committee.

ATTACHMENT A-- PROXY VOTING GUIDELINES SUMMARY (THEMATIC EQUITY STRATEGY)

     o AUDITORS. Vote for proposals to ratify auditors, unless any of the following apply:

          1. An auditor has a financial interest in or association with the Firm, and is therefore not independent,

          2.   Fees for non-audit services are excessive, or

          3. There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Firm's financial position.

     o    BOARD OF DIRECTORS

          1. Voting on Director Nominees in Uncontested Elections - Votes on director nominees are determined on a case-by-case basis.

          2. Classification/Declassification of the Board - Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

          3. Independent Chairman (Separate Chairman/ the Vice Chairman) - Vote on a case- by-case basis on shareholder proposals requiring that the positions of chairman and the Vice Chairman be held separately.

          4.   Majority of Independent Directors/Establishment of Committees --
               (i) Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Broadridge's definition of independence. (ii) Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     o    SHAREHOLDER RIGHTS

          1. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT -- (i) Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. (ii) Vote for proposals to allow or make easier shareholder action by written consent.

          2. SUPERMAJORITY VOTE REQUIREMENTS -- (i) Vote against proposals to require a supermajority shareholder vote. (ii) Vote for proposals to lower supermajority vote requirements.

          3. CUMULATIVE VOTING -- (i) Vote against proposals to eliminate cumulative voting. (ii) Vote for proposals to restore or permit cumulative voting on a case-by-case basis relative to the Firm's other governance provisions.

          4. CONFIDENTIAL VOTING - Vote for management proposals to adopt confidential voting.

     o PROXY CONTESTS. Voting for Director Nominees in Contested Elections - Votes in a contested election of directors are determined on a case-by-case basis.

     o POISON PILLS. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

     o MERGERS AND CORPORATE RESTRUCTURINGS. Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

     o    CAPITAL STRUCTURE

          1. COMMON STOCK AUTHORIZATION -- (i) Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. (ii) Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. (iii) Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          2. DUAL-CLASS STOCK -- (i) Vote against proposals to create a new class of common stock with superior voting rights. (ii) Vote for proposals to create a new class of nonvoting or sub voting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders. It is not designed to preserve the voting power of an insider or significant shareholder.

          3. EXECUTIVE AND DIRECTOR COMPENSATION -- (i) Votes with respect to compensation plans are determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). An estimated dollar cost for the proposed plan and all continuing plans will be calculated. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once the estimated cost of the plan is determined, it is compared to a company-specific dilution cap. (ii) Vote against equity plans that explicitly permit re-pricing or where the Firm has a history of re-pricing without shareholder approval.

          4. MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS - Votes on management proposals seeking approval to re-price options are evaluated on a case-by-case basis.

          5. EMPLOYEE STOCK PURCHASE PLANS - Votes on employee stock purchase plans are determined on a case-by-case basis.

          6. SHAREHOLDER PROPOSALS ON COMPENSATION - Vote on a case-by-case basis on all other shareholder proposals regarding executive and director pay.

     o SOCIAL AND ENVIRONMENTAL ISSUES. These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote case-by-case.

II. Effective November 1, 2016, Acadian Asset Management LLC ("Acadian") serves as a sub-adviser to the Fund, and Winton Capital US LLC ("Winton") no longer serves as a sub-adviser to the Fund. Accordingly, the SAI is hereby amended and supplemented as follows:

     1. THE DISCLOSURE RELATING TO WINTON IN "THE ADVISER AND SUB-ADVISERS-THE SUB-ADVISERS" SECTION ON PAGE S-34 OF THE SAI IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

ACADIAN ASSET MANAGEMENT LLC. Acadian Asset Management LLC ("Acadian"), a Delaware limited liability company formed in 1986, located at 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the Fund's assets. Acadian is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirect wholly owned subsidiary of Old Mutual plc, a publicly listed company on the NYSE. As of August 31, 2016, Acadian had approximately $72.9 billion in assets under management.

     2. THE DISCLOSURE RELATING TO WINTON ON PAGE S-41 OF THE SAI IN "THE PORTFOLIO MANAGERS" SECTION IS HEREBY DELETED AND REPLACED WITH THE
          FOLLOWING:

ACADIAN.

COMPENSATION. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership ("KELP").

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

FUND SHARES OWNED BY PORTFOLIO MANAGER. The Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
NAME                                      DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
ACADIAN
--------------------------------------------------------------------------------
Alexandre Voitenok                                      None
--------------------------------------------------------------------------------

(1)  Valuation date is August 31, 2016.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-today management of certain other accounts, as listed below. The information below is provided as of August 31, 2016.

---------------------------------------------------------------------------------------------------------------
                               REGISTERED                  OTHER POOLED
                          INVESTMENT COMPANIES          INVESTMENT VEHICLES            OTHER ACCOUNTS
                       ----------------------------------------------------------------------------------------

                       NUMBER OF   TOTAL ASSETS       NUMBER OF     TOTAL ASSETS    NUMBER OF  TOTAL ASSETS
       NAME            ACCOUNTS    (IN MILLIONS)      ACCOUNTS      (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------
Alexandre
Voitenok                  3           $246.6           15(1)           $1,885.7         2           $222.1
---------------------------------------------------------------------------------------------------------------

(1) Includes 11 accounts with assets under management of $1,160.2 million that are subject to performance-based advisory fees.

CONFLICTS OF INTEREST. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the Fund, which may have similar investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by both the Fund and the other accounts. The portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. The portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the compliance team.

     3. THE THIRD SENTENCE OF THE "PROXY VOTING" SECTION BEGINNING ON PAGE S-67 OF THE SAI IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

The proxy voting policies and procedures of the Adviser and Acadian are included in Appendix B to the SAI.

     4. EXHIBIT C IN APPENDIX B OF THE SAI IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

                          ACADIAN ASSET MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                             (AS OF SEPTEMBER 2014)

POLICY

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. Should a client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client whether votes should be cast in accordance with Acadian's proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services ("ISS"), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROCEDURES

PROXY VOTING GUIDELINES

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis


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and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client's portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian's Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If



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Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at HTTP://WWW.ISSGOVERNANCE.COM/POLICY and which are deemed to be incorporated herein. The policies have been developed based on ISS' independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

VOTING PROCESS

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client's account are available to each client upon request.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at COMPLIANCE-REPORTING@ACADIAN-ASSET.COM.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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